                                                                  Exhibit 10.12

                          Bill of Sale (without Warranties)

   For good and valuable consideration (receipt of which is acknowledged):

                         Vladimir Stepanoff, CyberPlan Enrg.

(the "Seller") hereby sells and transfers possession of the following goods in their present condition and location:

     a) IBM Midrange Migration Tools computer software identified in Appendix A,
     b)   726,800 shares of Raconix Corporation.

to:

                         Transformation Processing Inc. (TPI)

(the "Buyer"):


The Seller warrants that it owns and has the right to sell the goods to the Buyer and that the goods are sold free and clear of all encumbrances but makes no representations and gives no warranties as to merchantability of the goods or as to their fitness for any particular purpose or as to their safe use.

The Buyer acknowledges examining the goods and buying them "as and where is" completely at the Buyer's risk and promises not to make any claims against the Seller based upon alleged express or implied representations, warranties, or collateral agreements as to the merchantability of the goods or as to their fitness for any particular purpose or as to their safe use.

The total price for the goods is 100,000 Transformation Processing Inc. common shares delivered on the following schedule: 20,000 shares upon delivery of the Ralston conversion, and the remaining 80,000 shares delivered at 20,000 shares per quarter until the final 80,000 shares has been realized.


Executed in duplicate on July 17, 1996 at Mississauga, Ontario.
Signed and delivered in the presence of:

                                   /s/Vladimir Stepanoff
-------------------------------    -----------------------------------
                                   Seller
                                   Vladimir Stepanoff, CyberPlan Enrg.


                                   /s/ Gary G. McCann
-------------------------------    -----------------------------------
                                   Buyer
                                   Gary G. McCann
                                   President and COO
                                   Transformation Processing Inc.(TPI)

                               Assignment of Copyright

For good and valuable consideration (receipt of which is acknowledged):

                         Vladimir Stepanoff, CyberPlan Enrg.

(the "Assignor") hereby assigns all copyright in:

                        IBM Midrange Migration Tools software

(the "Work"), as identified in the Bill of Sale, to:

                         Transformation Processing Inc. (TPI)

(the "Assignee"):

The Assignor warrants to the Assignee that:

     a)   copyright exists in the Work,
     b)   the Assignor owns all the copyright in the Work;
     c)   the Assignor has the right to assign the copyright in the Work;
     d) there is no dispute or pending dispute over the existence or ownership of copyright in the work;
     e) the Assignee can register and dispose of the copyright in the Work in the Assignee's own name.

Executed in duplicate on July 17, 1996 at Mississauga, Ontario.

Signed and delivered in the presence of:

                              /s/ Vladimir Stepanoff
--------------------------    -------------------------------------
                              Assignor
                              Vladimir Stepanoff,
                              CyberPlan Enrg.



                              /s/ Gary G. McCann
--------------------------    -------------------------------------
                              Buyer
                              Gary G. McCann
                              President and COO
                                   Transformation Processing Inc.(TPI)

                                      Appendix A

                            IBM Mid-Range Migration Tools

This is Appendix A to the Bill of Sale for "IBM Mid-Range Migration Tools"

All CyberPlan computer software works copyrighted since November 1994, these works not being derivative works of earlier CyberPlan copyrights. More specifically:

Object Request Manager and associated Analytical and Generation Tools and Data Application Module API
User Interface API
Session Support API
AS/400 Command Language Analyzer
AS/400 Command Language to C Translator
AS/400 RPG Language to C Translator
AS/400 Data File DDS Translators for Field Reference, Physical and Logical Files AS/400 1/0 Drivers Generators for Informix and Memory Tables
AS/400 Data Translator Generators for Informix and Memory Tables
Associated Transformation Utilities

July 17, 1996